UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported) February 23, 2005
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                             BLISS ESSENTIALS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


       0-32885                                         91-2190195
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  (Commission File Number)                    (IRS Employer Identification No.)


 5050 Kingsway, 2nd Floor, Burnaby, B.C. Canada                         V5H 4H2
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    (Address of Principal Executive Offices)                          (Zip Code)

                                 (604) 639-8116
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)

                            SECTION 8 -- OTHER EVENTS

Item 8.01  Other Events

            On February 23, 2005, Bliss Essentials Corp., a Nevada corporation announced that its Board of Directors has approved a 8.67-for-1 stock split of its common shares. The record date for the split is February 22, 2005; the pay date is February 23, 2005; and the effective date is at the opening of the market on February 24, 2005. On February 10, 2005, the Registrant provided its notice under Section 10b-17 of the Securities Exchange Act of 1934, as amended, to NASDAQ.

            A copy of the Registrant's press release is attached hereto as
Exhibit 99.1.

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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 23, 2005                   BLISS ESSENTIALS CORP.


                                            By: /s/ Thomas Gelfand
                                                --------------------------------
                                                Thomas Gelfand
                                                Chief Executive Officer

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